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                                                                    EXHIBIT 99.1

FOR IMMEDIATE RELEASE


               TEXAS CAPITAL BANCSHARES COMMENCES MARKETING OF IPO
                      Also PaysOne-For-One Stock Dividend

         DALLAS, TX, September 19, 2002, - Texas Capital Bancshares, Inc. today commenced marketing of its initial public offering. Texas Capital Bancshares plans to offer 3 million shares and certain stockholders of the company also plan to offer 3 million shares, in each case at a currently proposed range of $10-12 per share. Texas Capital Bancshares also announced the payment of the one-for-one stock dividend declared on July 30, 2002, and payable as of September 16, 2002 to stockholders of record as of July 30, 2002.

         Texas Capital Bancshares, Inc. also reported certain financial information for the eight months ended August 31, 2002. Total loans and total deposits increased to $1.034 billion and $1.041 billion, respectively, as of August 31, 2002, including $176 million of non-interest bearing deposits, which increased to 17% of total deposits.

         Texas Capital Bancshares also disclosed certain financial goals, including a return on equity of 14-16%, a ratio of net charge-offs to total loans of less than 0.30%, and an efficiency ratio of 50-55%. Texas Capital Bancshares aims to increase both loans and deposits by approximately $300-400 million per year over the next two to three years.

About Texas Capital Bancshares

         Texas Capital Bancshares, Inc. is a privately owned and operated bank holding company whose principal subsidiary is Texas Capital Bank, N.A., headquartered in Dallas, TX. Texas Capital Bank targets middle market businesses, the executives of those businesses, and affluent individuals. The bank has full-service locations in Austin, Dallas, Fort Worth, Plano, and San Antonio.

         This release contains forward-looking statements, which are subject to risks and uncertainties. A number of factors, many of which are beyond Texas Capital Bancshares' control, could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. These risks and uncertainties include the risk of adverse impacts from general economic conditions, competition, interest rate sensitivity and exposure to regulatory and legislative changes. Additional factors that could cause results to differ materially from those described in the forward-looking statements can be found in the registration statement on Form S-3 relating to the initial public offering and other filings made by Texas Capital Bancshares with the Securities and Exchange Commission.

         Although a registration statement relating to the shares of common stock to be sold in Texas Capital Bancshares' initial public offering has been filed, the SEC has not declared it effective. Therefore, these securities may not be sold nor may offers to buy be accepted prior to the time the



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registration statement becomes effective. This announcement does not constitute an offer to sell or a solicitation of an offer to buy, nor will there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

         Copies of the preliminary prospectus related to this offering may be obtained from Lehman Brothers Inc., c/o ADP Financial Services, Prospectus Fulfillment, 1155 Long Island Avenue, Edgewood, NY 11717 or by telephone at 631-254-7106.

Forward-Looking Statements

         Certain statements contained in this release, including without limitation, statements containing the words "believes," "plans," "expects," "anticipates," and words of similar import, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: general economic and business conditions in those areas in which the Company operates; demographic changes; competition; changes in business strategies and other risks detailed in the most recent quarterly and annual reports filed with the Securities Exchange Commission, including the Company's Form 10-Q for the quarter ended June 30, 2002, Form 10-K for the year ended December 31, 2001 and the Company's registration statement on Form S-3 filed on August 9, 2002 and as amended on September 17, 2002. Given these uncertainties, undue reliance should not be placed on such forward-looking statements. The Company disclaims any obligation to update any such factors or to publicly announce the results of any revisions to any of the forward-looking statements contained herein to reflect future events or developments.

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